Exhibit 10.16

反担保协议
Counter Guarantee Agreement

甲方：江苏华瑞国际实业集团有限公司

Party A: Jiangsu Ever-Glory International Enterprises Group Co., Ltd.

乙方：江苏华瑞服装有限公司

Party B: Jiangsu Ever-Glory Apparel Co., Ltd.

鉴于甲方为乙方向银行融资提供资产抵押及连带责任担保，为保证甲方的合法权益，特要求乙方向其提供反担保。

Whereas Party A provides assets pledge and joint liability guarantee for Party B to finance with the banks, in order to ensure its legal rights and interests, Party A demands a counter guarantee from Party B.

甲、乙双方经友好协商，就上述反担保相关事宜达成一致意见，并签署合同内容如下：

Both Parties had reached a consensus through amicable negotiations on the above-mentioned counter guarantee and had signed the Agreement with the following contents:

第一条　担保债权

Article One         Rights Guaranteed

本合同所担保的债权为甲方就乙方用甲方资产抵押及担保而与银行签订的各种借款合同、授信协议上所约定之贷款本息、违约金、损害赔偿金、罚息及实现债权的费用等向银行履行保证义务后所产生的对乙方的债权。

The creditor’s rights covered by the Agreement are those of Party A over Party B after the fulfillment of guarantee liability with the banks over principal and interest of the loan , penalty, damage, default interest, principal and interest and expenses in the realization of the creditor’s rights stipulated in all loan agreements and credit agreements signed between Party B and the banks using Party A’s assets pledge and guaranty.

第二条　担保形式

Article Two     Guarantee Form

乙方以资金抵押方式向甲方提供担保。

Party B provides Party A the guarantee in the form of capital mortgage

第三条　担保履行期限

Article Three   Guarantee Fulfillment Term

乙方应于资产抵押银行或与银行签订借款、授信等合同后3个月内根据约定向甲方支付一定金额的资金抵押。

Party B pays Party A a certain amount of capital mortgage as stipulated within 3 months after the assets being pledged with the banks or the loan / credit agreements being signed with the banks.

第四条  抵押资金金额

Article Four     Amount of Capital Mortgage

乙方向甲方交付的抵押资金金额满足以下条件：

The amount of capital mortgage paid by Party B to Party A meets the following requirements:

1、不低于乙方用甲方资产抵押或甲方信用担保所获得的银行授信额度的70%。

No less than 70% of the credit line obtained with Party A’s assets pledge or Party A’s credit status.

第五条　担保范围

Article Five         Guarantee Coverage

乙方向甲方提供的资金抵押担保的范围包括甲方为乙方提供的资产抵押及担保的各项保证义务所支付的全部款项，包括贷款本金、利息（含复利）、罚息、违约金、损害赔偿金及实现债权的费用。

The coverage of the guarantee by the capital mortgage provided to Party A by Party B is all payments including principal and interest of the loan, interests(including compound interests), default interest, penalty, damage and expenses for realizing the creditor’s rights, made when Party A provides Party B with the pledged assets and the guarantees.

第六条  甲方权利的权利与义务

Article Six        Rights and Liabilities of Party A

1．甲方享有如下权利：

Party A enjoys the following rights:

（1）甲方可以用乙方的抵押资金履行担保义务；

Party A may fulfill its guarantee liability using Party B’s capital mortgage;

（2）在甲方依据本议约定用乙方的抵押资金仍未能履行保证义务的，在履行保证义务后可向乙方行使代位求偿权；

In the case Party A having used Party B’s capital mortgage but still could not fulfil its guarantee liability, after the fulfillment of the guarantee liability, Party A has the right to execute the right to subrogation on Party B;

2．甲方应履行下列义务：

Party A has the following liabilities:

(1)  甲方应为乙方融资提供一切必要的帮助，且不得收取任何额外费用；

Party A provides Party B with all necessary supports in the financing and no extra fees are allowed;

(2) 甲方不得与本合同项下债权分离而单独转让抵押权或以其为其他债权担保。

Party A is not able to be separated from the creditor’s rights under the Agreement and transfer the lien or use it for a guarantee for other creditor’s rights by its own.

(3) 甲方应确保反担保资金的安全，不得用于高风险的投资活动。

Party A ensures the security of the counter guarantee capital, and is not able to use it in any high-risk investments.

第七条  乙方的权利与义务

Article Seven                                Party B’s Rights and Liabilities

1．乙方享有如下权利：

Party B enjoys the following rights:

(1)乙方可以根据自身融资规模需要，随时停止使用甲方的资产抵押及担保，但需提前一个月通知甲方。

Party B has the right at any time to stop using Party A’s assets pledge and guarantee according to the required financing size of itself, but subject to an advanced notification to Party A.

(2)）甲方在确认乙方用甲方资产抵押及担保而与银行签订的各种借款合同、授信协议已正式解除或终止后，将于资产解押的同时将乙方交付给甲方的抵押资金全额返还给乙方。

On confirmation of the formal termination or relief of the loan agreements, credit agreements signed between Party B and the banks taking advantage of Party A’s assets pledge and guarantee, Party A repays Party B in total the capital mortgage amount paid by Party B at the same time of the asset custody.

2．乙方应承担如下义务：

Party B has the following liabilities:

(1)  乙方应确认甲方的资产只能用于银行融资渠道，不得用于其他用途。

Party B affirms that Party A’s assets is solely used in financing with the banks with no other usage allowed.

(2)  乙方应定期向甲方报送财务报表，以便甲方了解乙方经营情况及资金使用情况。

 Party B produces financial statements to Party A at fixed intervals, in order for Party A to be informed with the operational situation and capital usage at Party B.

第八条 反担保资金利息承担

Article Eight                                Interest Born on Counter Guarantee Capital

根据谁占有谁承担的原则，甲方按照同期银行贷款利率计算利息(年利率6%)支付给乙方。

In the light of the principle of he bears the interests who uses the capital, Party A pays Party B a interest calculated at the contemporary bank loan interest rate（annual rate 6%）.

第九条　效力

Article Nine                                     Effect of the Agreement

本合同自甲、乙双方签字盖章后生效；乙方与银行的合同无效或失效并不影响本合同的效力；本合同的某些条款或某些条款的部分内容在现在或将来无效的，该无效条款或该无效部分并不影响本合同及本合同的其他条款或该条款的其他内容的效力。

The Agreement takes effect when being signed and put stamps on the papers by both Party A and Party B; any invalidation or loss of effectiveness of agreements between Party B and the banks does not affect the effect of the Agreement; any current of future invalidation of the Articles in the Agreement of any parts of the Articles does not affect the effect of remaining Articles or parts of the Articles.

第十条　其他事项

Article Ten Additional

1．本合同未尽事宜，由甲、乙双方另行协商解决。

Any matters no solved by the Agreement are to be solved through discussions between both Parties.

2．本合同一式二份，甲、乙双方各执一份，具有同等法律效力。

The Agreement is in duplicate and each copy is held by either Party with equal legal effect

甲方：（盖章）__________________
Party A: (Stamp)

法定代表人：（签字）/s/ Ruqin Wei
Legal Representative: (Signature)

2013          年____4____月____15____日
Year                      Month                    Date

乙方：（盖章）__________________
Party B: (Stamp)

法定代表人：（签字）/s/ Jiajun Sun
Legal Representative: (Signature)

2013          年____4____月____15____日
Year                      Month                    Date